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                                                                      EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of PivX Solutions, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Tydus Richards, as Chairman of the Board and Chief Executive Officer and Vance Ito, Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  June 30, 2005      By:  /s/ Tydus Richards
                               -------------------------------------------------
                               Tydus Richards
                               Chairman of the Board and Chief Executive Officer


                          By:  /s/ Vance Ito
                               ----------------------------------------------
                               Vance Ito
                               Controller and Treasurer
                               (principle financial officer)